UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2022

Star Alliance International Corp.

(Exact name of small business issuer as specified in its charter)

Nevada	333-197692	37-1757067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5743 Corsa Avenue Suite 218, Woodland Hill, CA 91362
(Address of principal executive offices)

(833) 443-7827
(Issuer’s telephone number)

______________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – Corporate Governance and Management

Item 5.02	Resignation of Director and Officer

On April 20, 2022, following a consent vote of the shareholders of the Corporation, the Board has removed Mr. Alexei Tchernov as an officer and Director of the Company. There was no known disagreement with Mr. Tchernov on any matter relating to our operations, policies or practices.

Item 5.02	Appointment of a New Director

The Board of Directors, on April 20, 2022, appointed Mr. Bryan Cappelli as a Director of the Company.

Bryan Cappelli has financed, developed and/or acquired more than $3.0 billion of real estate projects in the New York Tri State area and has 18 years of development and capital markets experience.

From 2007-2014, Mr. Cappelli served as Chief Operating Officer of the Cappelli Organization overseeing ~$1B of mixed-use developments in Westchester and Fairfield Counties, including The Ritz Carlton Hotel and Condominiums, City Center White Plains, and Trump Parc Residences.

From 2014-2020, Mr. Cappelli served as Co-President of Development for Ceruzzi Holdings and was a member of the investment committee. He oversaw the acquisition and development of the Centrale and Hayworth condominium projects and the Lipstick Building, totaling over 1 million square feet and $1B in value.

 In 2017 Mr. Cappelli founded Blue Line Real Estate Ventures, a dynamic real estate investment vehicle which has served as co-general partner in multiple large scale development and acquisitions across all asset classes in addition to making significant angel investments in various emerging development technologies and operating companies. Mr. Cappelli is currently the CEO of XKCappelli, a division of the Cappelli Organization which is currently developing a $800m mixed use project at 790 7th Avenue in Manhattan, NY.

Mr. Cappelli earned a B.S. in Economics and a Minor in Philosophy from Duke University.

Mr. Cappelli has no family relationships with any of the Company’s directors or executive officers. Mr. Cappelli has not had any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Alliance International Corp.

/s/ Anthony L. Anish

Anthony L. Anish

Corporate Secretary

Date: April 20, 2022

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